EXHIBIT 99.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and executed as of August 9, 2013, by and among GS Valet, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder (“Regulation D”), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I
DEFINITIONS

1.1           Definitions.  In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means a Person that, directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Board” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Common Stock.

“Control” (including the terms “Controlled by” and “under common Control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Disclosure Schedules” shall mean the schedules attached hereto, including the schedules as described in Sections 3.1 and 3.2.

“Effective Date” means the date that the Registration Statement filed by the Company pursuant to Section 4.13 is first declared effective by the Commission.

“Escrow Agent” means LKP.

“Escrow Agreement” means the escrow agreement entered into prior to the date hereof, by and among the Company, the Purchasers and the Escrow Agent pursuant to which each Purchaser shall deposit such Purchaser’s Purchase Price with the Escrow Agent to be applied to the transactions contemplated hereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, consultants, attorneys or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company or the controlling shareholder of an operating company in a business synergistic with the business of the Company and from which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“GAAP” means the United States generally accepted accounting principles applied on a consistent basis during the periods involved.

“Liens” means any mortgage, lien, pledge, charge, restriction, security interest, encumbrance, right of first refusal, preemptive right, option, lease, sublease or other restriction or encumbrance of any kind.

“LKP” means LKP Global Law, LLP, with offices located at 1901 Avenue of the Stars, Suite 480, Los Angeles, California 90067.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Statement” means a registration statement meeting the requirements set forth in Section 4.13 and covering the resale of each Purchaser’s Purchased Shares by such Purchaser as provided for in Section 4.13.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the 562,535 shares of Common Stock to be issued hereunder to the Purchasers in the aggregate, which shall become 1,406,338 shares of Common Stock after an anticipated 2.5-for1 forward stock split of the Common Stock to be effectuated after the Closing, with each such share a “Share”.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and any other transaction designed to hedge the risk of ownership of the Common Stock, however structured.

“To the knowledge of the Company” means the actual knowledge of the management of the Company and such knowledge that the management of the Company would have obtained after a reasonable inquiry or investigation under the circumstances.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question, including without limitations, the NYSE Amex Equities, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” means this Agreement, the Escrow Agreement, all schedules and exhibits thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means West Coast Stock Transfer, the current transfer agent of the Company, with a mailing address of 721 North Vulcan Avenue, Suite 205, Encinitas, California 92024 and a facsimile number of (760) 452-4423, and any successor transfer agent of the Company.

ARTICLE II
PURCHASE AND SALE

2.1           Purchase and Sale of Shares.  Upon the terms and conditions set forth herein, and in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Company shall issue and sell to the Purchasers and each of the Purchasers, severally and not jointly, shall purchase from the Company, the aggregate number of the Shares as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Purchased Shares” (such Shares, as to each Purchaser, the “Purchased Shares”), at a per Share purchase price equal to $10.666 (or $4.266 after an anticipated 2.5-for1 forward stock split of the Common Stock to be effectuated after the Closing)], or in the aggregate amount as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Purchase Price,” in United States dollars and in immediately available funds (such aggregate amount, as to each Purchaser, the “Purchase Price”).

2.2           Closing.  Subject to the satisfaction or waiver of the conditions set forth in Section 2.4, the purchase and sale of the Shares shall take place at a closing (the “Closing”) on or before August 15, 2013 (the “Closing Date”), at the offices of LKP or such other location as the parties shall mutually agree.

2.3           Deliveries.

(a)           On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)           This Agreement duly executed by the Company;

(ii)           A certificate evidencing such Purchaser’s Purchased Shares, registered in the name of such Purchaser;

(iii)          The Escrow Agreement and the Release Notice (as defined in the Escrow Agreement), duly executed by the Company;

(iv)          An officer’s certificate from the Chief Executive Officer, dated as of the Closing Date, certifying and setting forth (A) the names, signatures and positions of the Persons authorized to execute this Agreement and any other Transaction Documents to which the Company is a party, (B) a copy of the resolutions of the Company authorizing the execution, delivery and performance of this Agreement, and (C) certifying that the representations and warranties of the Company are true and correct as of the Closing Date and that the Company has satisfied all of the conditions to the Closing; and

(v)           A Good Standing Certificate of the Company.

(b)           On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)            This Agreement duly executed by such Purchaser;

(ii)           The Escrow Agreement and the Release Notice, duly executed by such Purchaser;

(iii)          The Purchaser Questionnaire attached hereto as Exhibit A, duly executed by such Purchaser; and

(iv)          Such Purchaser’s Purchase Price by wire transfer or a certified check of immediately available funds to the Escrow Agent pursuant to the Escrow Agreement.

2.4           Closing Conditions.

(a)           The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)            The accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

(ii)           All obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed in all material respects; and

(iii)          The delivery by each Purchaser of the items set forth in Section 2.3(b) hereof.

(b)           The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)            The accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

(ii)           All obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii)          The delivery by the Company of the items set forth in Section 2.3(a) hereof;

(iv)          The Purchasers shall be satisfied in their sole discretion with the results of their due diligence investigations;

(v)           There shall have been no Material Adverse Effect (as defined in Section 3.1(b) hereof) with respect to the Company since the date hereof; and

(vi)          From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing).

2.5           Share Exchange Transaction.  The parties acknowledge that immediately prior to the consummation of the transactions contemplated by this Agreement, the Company will enter into a Share Exchange Agreement with Preciosa and the shareholders of Preciosa (the “Share Exchange Agreement”), and upon the consummation of the transactions contemplated thereby and thereunder, Preciosa will become a wholly-owned subsidiary of the Company (the “Share Exchange Transaction”).

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company.  Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser, as of the date hereof and as of the Closing Date:

(a)           Subsidiaries.  Subject to the consummation of the Share Exchange Transaction, the Company does not have any subsidiary.

(b)          Organization and Qualification.  The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in violation or default of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents.  The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board or its stockholders in connection therewith other than in connection with the Required Approvals.  Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)           No Conflicts.  The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the other transactions to which it is a party and as contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)           Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4, (ii) the filing with the Commission of the Registration Statement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Shares and the listing thereof for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”); at or prior to the Closing.

(f)            Issuance of Shares.  The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

(g)           Capitalization.  The capitalization of the Company is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof.  The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the Share Exchange Agreement, and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act, if any.  No Person has any right of first refusal, preemptive right, right of participation, extraordinary voting right, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Shares, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents.  Except as described in Schedule 3.1(g), the issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.  All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board or others is required for the issuance and sale of the Shares.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)           SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)            Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Shares contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the Company or its business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j)            Litigation.  There is no Proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any director or officer is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k)           Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, the Company is not a party to a collective bargaining agreement, and the Company believes that its relationships with its employees are good.  No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.  The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)            Compliance.  The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, and (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)          Regulatory Permits.  The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)           Title to Assets.  The Company has good and marketable title in fee simple to all real property owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which the Company is in compliance.

(o)           Patents and Trademarks.  The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or material for use in connection with its business and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  The Company has not received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)           Transactions with Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(q)           Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Trading Market.

(r)            Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(s)           Registration Rights.  Other than the registration rights set forth herein of the Purchasers and the Persons set forth on Schedule 3.1(s), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(t)           Listing and Maintenance Requirements.  The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(u)           Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, nonpublic information.  The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.  All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(v)           No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.  To the knowledge of the Company, all prior sales of the Company’s securities have complied with all state “Blue Sky” laws and there are no rescission rights against the Company.

(w)          Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

(x)           No General Solicitation.  Neither the Company nor any Person acting on its behalf has offered or sold any Share by any form of general solicitation or general advertising.  The Company has offered the Shares for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(y)           No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind, including but not limited to any disagreements regarding fees owed for services rendered, presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents and the Company is current with respect to any fees owed to its accountants and lawyers.

(z)           Acknowledgment Regarding Purchasers’ Purchase of Shares.  The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(aa)         Regulation M Compliance.  The Company has not, and to the knowledge of the Company no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Share, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(bb)        Employee Benefits.  The Company has no (nor for the two years preceding the date hereof has had any) plans which are subject to ERISA.  “ERISA” means the Employee Retirement Income Security Act of 1974 or any successor law and the regulations and rules issued pursuant to that act or any successor law.

3.2           Representations and Warranties of the Purchasers.  Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, Each Purchaser, for itself and for no other Purchaser, hereby makes the following representations and warranties to the Company, as of the date hereof and as of the Closing Date:

(a)           Organization; Authority.  If such Purchaser is an entity, it is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of the Transaction Documents to which it is a party and performance by such Purchaser of the transactions contemplated by the Transaction Documents to which it is a party have been duly authorized by all necessary corporate or similar action on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           Investment Representation.  Such Purchaser is purchasing its Purchased Shares for its own account for investment and not with a view to distribute or sell in violation of the Securities Act or any state securities laws or rules and regulations promulgated thereunder.  Such Purchaser has been advised and understands that none of the Shares has been registered under the Securities Act or under the “Blue Sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law.

(c)           Purchaser Status.  At the time such Purchaser was offered the Shares, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act, and is not affiliated with any broker-dealer registered under Section 15 of the Exchange Act.

(d)           Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives (who satisfy all of the affiliation, financial experience, acknowledgment and disclosure conditions set forth under Rule 501(h) of Regulation D), has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e)           General Solicitation.  Such Purchaser is not purchasing its Purchased Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)           Short Sales and Confidentiality Prior To The Date Hereof.  Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Purchased Shares covered by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(g)          Certain Fees.  Except as set forth on Schedule 3.2(g), no brokerage or finder’s fees or commissions are or will be payable by such Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.2(g) that may be due in connection with the transactions contemplated by the Transaction Documents.

(h)          Access to Information.  Such Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, and management sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Company's representations and warranties contained in the Transaction Documents.

(i)           No Government Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits thereof.

(j)            Legends. The Company shall issue to such Purchaser its Purchased Shares without any legend except as described in Section 4.1(b) below.  Such Purchaser covenants that such Purchaser will sell its Purchased Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if its Purchased Shares are sold pursuant to a registration statement, including the Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and such Purchaser acknowledges that the removal of the restrictive legend from certificates representing its Purchased Shares as set forth in Section 4.1(b) is predicated upon the Company’s reliance upon this understanding.

(k)           Rule 144.  Such Purchaser understands that the Shares must be held indefinitely unless and until such they are registered under the Securities Act or an exemption from registration is available.  Such Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, including the limitations on the availability thereof.

(l)            Reliance by the Company.  Such Purchaser understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire its Purchased Shares.

(m)          Correctness of Representations and Information. Such Purchaser represents that the representations and warranties of this Section 3.2 and the information provided by such Purchaser on the signature page hereof are true and correct as of the date hereof and, unless such Purchaser otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)           The Shares may only be disposed of in compliance with state and federal securities laws.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(b)           The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any certificate representing the Shares substantially in the following form (in addition to any legend required by applicable state securities or “Blue Sky” laws):

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED; PROVIDED, HOWEVER, THAT THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Shares to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including, if the Shares are subject to registration pursuant Section 4.13 hereof, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(c)           Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144 or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder.  The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than five (5) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing its Purchased Shares, deliver or cause to be delivered to such Purchaser a certificate representing such Purchased Shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.

4.2           Furnishing of Information.  If the Common Stock is not registered under Section 12(b) or 12(g) of the Exchange Act on the date hereof, the Company agrees to cause the Common Stock to be registered under Section 12(g) of the Exchange Act as soon as practicable after the Effective Date.  Until the earliest of the time that no Purchaser owns any Share, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Purchaser owns any Share, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144.  The Company further covenants that it will take such further action as any holder of the Shares may reasonably request, to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.3           Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares to the Purchasers in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market.

4.4           Securities Laws Disclosure; Publicity.  The Company shall, no later than 2:30 p.m. (Los Angeles, California time) on the fourth Trading Day immediately following the Closing Date, issue a Current Report on Form 8-K, disclosing the material terms of the Agreement and the transactions contemplated hereby and thereby and including the Transaction Documents as exhibits thereto as required by the Commission.

4.5           Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.6          Indemnification of Purchasers.   Subject to the provisions of this Section 4.6, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees, agents, successors and permitted assigns (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents to which it is a party or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents to which it is a party or from such Purchaser Party’s fraud, gross negligence, willful misconduct or malfeasance.

4.7           Equal Treatment of Purchasers.  No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the applicable Transaction Documents.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of the Shares or otherwise.

4.8           Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.9           Registration Rights.

(a)           “Mandatory Registration”

(i)           As soon as commercially reasonable following the Closing Date, the Company shall file a registration statement on Form S-1 (or any similar or successor forms promulgated by the Commission) to register the Shares (the “Registrable Securities”) (the actual date of such filing, the “Filing Date”), and use its best efforts to cause the Registration Statement to be declared effective by the Commission as soon as commercially reasonable following the Filing Date; provided that the amount of Registrable Securities shall be limited to not less than 100% of the maximum amount (“Rule 415 Amount”) of the Shares which may be included in a single registration statement without exceeding registration limitations imposed by the Commission pursuant to Rule 415 of the Securities Act.

(ii)           The Company will pay all expenses associated with the registration, including, without limitation, filing and printing fees, and the Company’s counsel and accounting fees and expenses, costs, if any, associated with clearing the Registrable Securities for sale under applicable state securities laws.

(iii)          The Company shall have the right to delay, including, without limitation, by delaying the filing or effectiveness of the Registration Statement, the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the reasonable opinion of the Company in the best interest of the Company and, as applicable, suspend sales of Registrable Securities under an effective registration statement or suspend trading of its securities on any exchange.

(iv)          The Company will use commercially reasonable efforts to cause the Registration Statement to remain continuously effective for a period (the “Effectiveness Period”) that will terminate upon the earlier of (x) the date on which all the Registrable Securities covered by the Registration Statement have been sold or (y) the date on which all the Registrable Securities covered by the Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(b), as determined by reputable United States securities counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Purchasers, and will advise the Purchasers when the Effectiveness Period has expired with respect to the Purchasers.

(b)           Purchaser Information. Each Purchaser shall (A) furnish to the Company such information regarding itself, the Registrable Securities, other securities of the Company held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably requested by the Company to effect and maintain the effectiveness of the Registration Statement, (B) execute such documents in connection with the Registration Statement as the Company may reasonably request, and (C) immediately discontinue disposition of Registrable Securities pursuant to any registration statement upon notice from the Company of (x) the issuance of any stop order or other suspension of effectiveness of the Registration Statement by the Commission, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction by the applicable regulatory authorities or (y) the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (z) the failure of the prospectus included in the Registration Statement, as then in effect, to comply with the requirements of the Securities Act until such Purchaser’s receipt of a supplemented or amended prospectus or receipt of notice that no supplement or amendment is required.

(c)           Indemnification and Contribution.

(i)            In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Section 4.13, the Company will, to the extent permitted by law, indemnify and hold harmless each Purchaser, its officers, directors and other person, if any, who controls such Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 4.13(c)(iii) reimburse such Purchaser and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to such Purchaser or any such controlling person to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) such Purchaser failed to send or deliver a copy of the final prospectus delivered by the Company to such Purchaser with or prior to the delivery of written confirmation of the sale by such Purchaser to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any Purchaser or any controlling person in writing specifically for use in the Registration Statement or prospectus.

(ii)           In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to this Section 4.13, each Purchaser severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement, and each director of the Company, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Purchaser will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Purchaser, as such, furnished in writing to the Company by such Purchaser specifically for use in the Registration Statement or prospectus, and provided, further, however, that the liability of such Purchaser hereunder shall be limited to the net proceeds actually received by such Purchaser from the sale of Registrable Securities covered by the Registration Statement.

(iii)           Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 4.13(c)(iii) and shall only relieve it from any liability which it may have to such indemnified party under this Section 4.13(c)(iii), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4.13(c)(iii) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(iv)           In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) a Purchaser, or any controlling Person of a Purchaser, makes a claim for indemnification pursuant to this Section 4.13(c) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4.13(c) provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of such Purchaser or such controlling Person in circumstances for which indemnification is not provided under this Section 4.13(c); then, and in each such case, the Company and such Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Purchaser is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) such Purchaser will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(d)           Piggy-Back Registrations.  If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 4.13(d) that are eligible for resale pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective Registration Statement.

ARTICLE V
MISCELLANEOUS

5.1          Termination.  This Agreement may be terminated by the Company without any obligations if the Closing has not been consummated on or before the Closing Date; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).  This Agreement may be terminated by the Purchasers if they are not satisfied in their sole discretion with the results of their due diligence investigations.

5.2           Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of the Shares to the Purchasers.

5.3           Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Los Angeles, California time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Los Angeles, California time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5           Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding a majority of the Shares or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any of its Purchased Shares or its rights to acquire such Shares, including, but not limited to the registration rights set forth in Section 4.13, provided that such transferee agrees to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that apply to the Purchasers.

5.8           Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8.

5.9           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Los Angeles, California.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Los Angeles, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an  inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10         Survival.  Sections 3.1, 3.2, Article IV, Sections 5.7, 5.9, 5.10 and 5.13 through 5.16 shall survive the Closing and the delivery of the Shares for the applicable statute of limitations.

5.11         Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12         Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13         Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14         Replacement of Shares.  If any certificate or instrument evidencing any Share is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of any such replacement Share.

5.15         Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16         Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17         Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents to which it is a party.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.18         Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.19         Construction. Whenever required by the context of this Agreement, the singular shall include the plural and the plural shall include the singular.  The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents to which they are a party and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents to which they are a party or any amendments hereto.

5.20         WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GS VALET, INC.		Address for Notice:
By:	/s/ Kyle Floyd	Suite 1A, Warrens West Centre
Name:	Kyle Floyd	Warrens, St. Michael BB28000
Title:	Chief Executive Officer

With a copy to (which shall not constitute notice):

LKP Global Law, LLP
Attn: Kevin K. Leung, Esq.
1901 Avenue of the Stars, Suite 480
Los Angeles, California 90067
Tel: (424) 239-1890
Fax: (424) 239-1882
Email: kleung@lkpgl.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Sub LP
(Exact name as it should appear in the records of the Company and any registration statement in which Purchaser is named “selling stockholder)

Signature of Authorized Signatory of Purchaser:	/s/ Scott Greenberg

Name and Title of Authorized Signatory:	Scott Greenberg

Title of Authorized Signatory:	Manager of General Partner

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Purchase Price: $5,000,000

Purchased Shares: 515,657 shares of Common Stock (which shall become 1,289,143 shares of Common Stock after an anticipated 2.5-for1 forward stock split of the Common Stock to be effectuated after the Closing).

Social Security or Tax ID Number (or foreign equivalent): ______________________________________________
(Purchaser may alternatively provide a copy of a validly issued identification card or passport of the Authorized Signatory)

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Dylana Dreams LP
Name of Purchaser: (Exact name as it should appear in the records of the Company and any registration statement in which Purchaser is named “selling stockholder)

Signature of Authorized Signatory of Purchaser:	/s/ Scott Greenberg

Name and Title of Authorized Signatory:	Scott Greenberg

Title of Authorized Signatory:	Manager

Email Address of Authorized Signatory:

Fax Number of Authorized Signatory:

Address for Notice of Purchaser:

Purchase Price: $1,000,000

Purchased Shares: 46,878 shares of Common Stock (which shall become 1 shares of Common Stock after an anticipated 2.5-for1 forward stock split of the Common Stock to be effectuated after the Closing).

Social Security or Tax ID Number (or foreign equivalent): ______________________________________________
(Purchaser may alternatively provide a copy of a validly issued identification card or passport of the Authorized Signatory)

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

EXHIBIT A

PURCHASER QUESTIONNAIRE

[see attached]